UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2023

TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	TPX	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 23, 2023, Tempur Sealy International, Inc. (the “Company”) identified a cybersecurity event involving certain of the Company’s information technology (“IT”) systems. Upon discovery of the event, the Company activated its incident response and business continuity plans designed to contain the incident. This included proactively shutting down certain of the Company’s IT systems, resulting in the temporary interruption of the Company’s operations. Legal counsel, a cybersecurity forensic firm and other incident response professionals have been engaged to advise on the matter. The Company has also notified law enforcement authorities.

As of the date hereof, the Company has begun the process to bring certain of its critical IT systems back online and has resumed operations. The forensic investigation remains ongoing and the Company continues to work to determine whether this incident will have a material impact on its business, operations, or financial results. If the Company determines that any personal information was involved, it would endeavor to comply with any reporting obligations it may have with respect to such information under applicable law.

Forward-Looking Statements

This Current Report contains statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements might include information relating to the Company’s expectations regarding its ability to restore its critical operational data and IT systems and the impact of the cybersecurity incident on its business, operations and financial results. When used in this Current Report, the word “expects” and variations of such word or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize its expectations or that its beliefs will prove correct.

Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the ongoing forensic investigation, the effectiveness of the Company’s incident response and business continuity plans, the Company’s ability to restore its critical IT systems in a reasonable time frame and the ongoing assessment of the impact of this event on its business, operations and financial results. Additional risk factors are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2023

Tempur Sealy International, Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer